Exhibit 10.5

ACKNOWLEDGMENT AND RELINQUISHMENT

Intrepid Potash, Inc. ("Intrepid"), a Delaware corporation, Harvey Operating and Production Company, a Colorado corporation, Intrepid Production Corporation, a Colorado corporation, and Potash Acquisition, LLC, a Delaware limited liability company, entered into a separate Director Designation and Voting Agreement (relating to nomination of and voting for Directors of Intrepid) and a Registration Rights Agreement, (relating to registration of shares of Intrepid) both dated as of April 25, 2008 (the "Agreements").

Pursuant to the terms of the Agreements, Potash Acquisition, LLC, no longer has rights to designate a director or to have shares registered under the Agreements. Potash Acquisition, LLC has dissolved pursuant to Delaware law. The other parties to the Agreements wish to release Potash Acquisition, LLC, from any obligations under the Agreements.

Accordingly, each of Potash Acquisition, LLC, PRV Investors I, LLC, its Manager (“PRV”), and J. Landis Martin, the Managing Member and Chief Executive Officer of PRV, hereby acknowledge that Potash Acquisition, LLC has no rights under either of the Agreements. Intrepid, Harvey Operating and Production Company and Intrepid Production Corporation hereby release Potash Acquisition, LLC from any duties or obligations under the Agreements. The parties agree that Potash Acquisition, LLC, shall no longer be considered a party to either of the Agreements.

Dated: December 19, 2011.

INTREPID POTASH, INC.

By:	/s/ Martin D. Litt
Name:	Martin D. Litt
Title:	Executive Vice President and General Counsel

HARVEY OPERATING AND PRODCUTION COMPANY

By:	/s/ Hugh E. Harvey, Jr.
Name:	Hugh E. Harvey, Jr.
Title:	President

INTREPID PRODUCTION CORPORATION

By:	/s/ Robert P. Jornayvaz III
Name:	Robert P. Jornayvaz III
Title:	President

POTASH ACQUISITION, LLC,
A dissolved Delaware limited liability company

By:	/s/ Gregory A. Sissel
Name:	Gregory A. Sissel
Title:	Chief Financial Officer

PRV INVESTORS I, LLC

By:	/s/ Gregory A. Sissel
Name:	Gregory A. Sissel
Title:	Chief Financial Officer

/s/ J. Landis Martin
J. Landis Martin